Polaris Plus
Anchor Series Trust


Supplement to the Prospectus dated March 30, 1999


The following replaces the first two paragraphs under the "ACCOUNT INFORMATION" section on page 11 of the Prospectus:

          Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies of Anchor National Life
     Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life
     Insurance Company (variable annuity contracts and variable life insurance policies are hereinafter collectively referred to as "Variable Contracts"). All shares of the Trust are owned by "Separate Accounts" of the aforementioned life insurance companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the life insurance companies. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

          Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment advisor and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.


The following replaces the information under the "FOR MORE
INFORMATION" section on page 25 of the Prospectus:

          The following documents contain more information about the Portfolios and are available free of charge upon request:

                    Annual/Semi-annual Reports.  Contain
          financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a
          Portfolio's performance for the most recently completed fiscal year.

                    Statement of Additional Information (SAI).
          Contains additional information about the
          Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

          You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling
     (800) 445-7862 or by writing the Trust at P.O. Box
     54299, Los Angeles, California 90054-0299.

          Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

          You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.









INVESTMENT COMPANY ACT
File No. 811-3836




Dated: June 23, 1999